UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22575

                           J.P. Morgan Access Multi-Strategy Fund II

(Exact name of registrant as specified in charter)

270 Park Avenue

                         New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

                         New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the year ended March 31, 2017

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the year ended March 31, 2017

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of J.P. Morgan Access Multi-Strategy Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Access Multi-Strategy Fund II (the “Fund”) as of March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of March 31, 2017 by correspondence with the underlying investment funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

May 26, 2017

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646)
471 3000, F: (813) 286 6000, www.pwc.com/us

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

March 31, 2017

Investment Funds (f)	Cost ($)	Fair Value ($)	% of Net Assets	Liquidity (e)
Event Driven
Corvex Offshore Ltd. (a),(g)	9,806,754	9,910,289	3.61	Quarterly
Pershing Square International, Ltd. (a),(g)	9,291,588	7,143,591	2.60	Quarterly
Third Point Offshore Fund, Ltd. (a),(g)	10,816,905	12,310,994	4.49	Quarterly
Varde Credit Partners (Offshore), Ltd. (a),(h)	14,500,000	16,372,156	5.96	Quarterly
York Credit Opportunities Unit Trust (a),(h)	7,158,104	6,811,258	2.48	Quarterly

Total	51,573,351	52,548,288	19.14

Long/Short Equities
Aleutian Fund, Ltd. (a)	12,815,228	12,064,098	4.39	Monthly
Coatue Offshore Fund, Ltd. (a)	21,000,000	23,256,672	8.47	Quarterly
Glenview Capital Partners (Cayman), Ltd. (a)	7,970,126	7,443,703	2.71	Quarterly
Highline Capital International Ltd (a)	11,750,000	11,924,030	4.34	Quarterly
Lakewood Capital Offshore Fund, Ltd. (a)	10,947,478	12,457,257	4.54	Quarterly

Total	64,482,832	67,145,760	24.45

Opportunistic/Macro
Caxton Global Investments Limited (a)	16,449,949	16,469,140	6.00	Quarterly
D.E. Shaw Oculus International Fund	13,311,515	13,865,061	5.05	Quarterly
Dymon Asia Macro Fund (a)	9,327,790	9,845,298	3.58	Monthly
Emerging Market Currency Fund (a)	8,800,000	9,214,818	3.35	Quarterly
Winton Futures Fund Ltd. (a)	18,192,410	17,731,557	6.46	Monthly

Total	66,081,664	67,125,874	24.44

Relative Value
Blue Mountain Credit Alternatives Fund Ltd. (a)	7,283,069	8,038,468	2.93	Quarterly
D.E. Shaw Composite International Fund (i)	14,971,180	18,110,626	6.60	Quarterly
Horizon Portfolio I Ltd (a)	12,500,000	12,659,830	4.61	Quarterly
King Street Capital, Ltd. (a)	10,640,223	11,268,554	4.10	Quarterly/Side Pocket*
Tricadia Credit Strategies, Ltd. (a)	10,694,169	10,530,205	3.83	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd. (a)	11,211,503	11,796,136	4.30	Quarterly

Total	67,300,144	72,403,819	26.37

Total Investments in Investment Funds	249,437,991	259,223,741	94.40

Short-Term Investments
Investment Companies
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 0.01% (a),(b),(d)	1,173,124	1,173,476	0.43	Daily
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 0.01% (a),(c),(d)	22,756,464	22,756,464	8.28	Daily

Total Short-Term Investments	23,929,588	23,929,940	8.71

Total Investments	273,367,579	283,153,681	103.11

Liabilities, less other Assets		(8,530,689)	(3.11)

Net Assets		274,622,992	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $228,422,018.
(b)	Investment in affiliate. The Fund holds 1,173,124 shares in the JPMorgan Prime Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Investment in affiliate. The Fund holds 22,756,464 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2017

(d)	The rate shown is the current yield as of March 31, 2017.
(e)	Certain funds may be subject to an initial lock-up period, as described in Note 1 of the financial statements.
(f)	Non-income producing securities.
(g)	Investment Fund was reclassified from “Event Driven – Core” strategy during the reporting year.
(h)	Investment Fund was reclassified from “Event Driven – Distressed” strategy during the reporting year.
(i)	Investment Fund was reclassified from “Diversified” strategy during the reporting year.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2017

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 20% to 30% of net profits earned.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Assets and Liabilities

March 31, 2017

Assets

Investments in non-affiliates, at fair value (cost $249,437,991)	$259,223,741
Investment in affiliate, at fair value (cost $22,756,464)	22,756,464
Investment in affiliate - restricted, at fair value (cost $1,173,124) (see Note 4)	1,173,476

Total Investments, at fair value (cost $273,367,579)	283,153,681

Cash	3,672
Receivable for Investment Funds sold	37,837,825
Investments paid in advance (see Note 2c)	3,250,000
Prepaid expenses	31,516
Dividend receivable from affiliate	10,788

Total assets	324,287,482

Liabilities
Tender offer proceeds payable	47,218,064
Subscriptions received in advance (see Note 6)	1,690,000
Management Fee payable	505,542
Administration Fee payable	77,277
Professional fees payable	72,692
Credit facility fees payable	15,733
Other accrued expenses	85,182

Total liabilities	49,664,490

Net Assets attributable to 18,019,073 shares issued and outstanding ($0.001 par value; unlimited number of shares authorized)	$274,622,992

Net Assets
Paid in capital	$316,892,312
Accumulated undistributed (distributed in excess of) net investment income	(15,638,933)
Accumulated net realized gain/(loss)	(36,416,489)
Net unrealized appreciation/(depreciation) on investments	9,786,102

Net Assets	$274,622,992

Net asset value per share	$15.24

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Operations

For the year ended March 31, 2017

Investment income
Dividend income from affiliates	$166,542
Interest income	7,267

Total investment income	173,809

Expenses
Management Fee (see Note 3)	4,561,303
Administration Fee (see Note 3)	608,833
Fund accounting and custodian fees	425,858
Credit facility fees (see Note 4)	349,624
Professional fees	134,515
Investor servicing fees	126,463
Insurance	51,294
Interest (see Note 4)	39,434
Trustees and Chief Compliance Officer’s fees	27,465
Other	57,873

Total expenses	6,382,662

Less: Waivers and/or expense reimbursements (see Note 3)	(78,665)

Net expenses	6,303,997

Net investment income/(loss)	(6,130,188)

Realized and unrealized gain/(loss)
Net realized gain/(loss) from Investment Fund transactions	(4,142,000)
Net realized gain/(loss) from affiliated Investment Companies	1,924
Net change in unrealized appreciation/(depreciation) on Investment Funds	33,983,099
Net change in unrealized appreciation/(depreciation) on affiliated Investment Companies	352

Net realized and unrealized gain/(loss)	29,843,375

Net increase in Net Assets resulting from operations	$23,713,187

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2017	March 31, 2016
Change in Net Assets Resulting from Operations:
Net investment income/(loss)	$(6,130,188)	$(9,979,760)
Net realized gain/(loss) from Investment Fund transactions	(4,142,000)	3,993,291
Net realized gain/(loss) from affiliated Investment Companies	1,924	–
Change in unrealized appreciation/(depreciation) on Investment Funds	33,983,099	(81,513,936)
Change in unrealized appreciation/(depreciation) on affiliated Investment Companies	352	–

Change in Net Assets resulting from operations	23,713,187	(87,500,405)

Capital Transactions:
Change in Net Assets from capital transactions	(261,151,657)	(46,321,876)

Net Assets:
Change in Net Assets	(237,438,470)	(133,822,281)
Beginning of year	512,061,462	645,883,743

End of year	$274,622,992	$512,061,462

Accumulated undistributed (distributed in excess of) net investment income	$(15,638,933)	$(17,426,392)

Capital Transactions:
Proceeds from shares issued	$14,175,000	$74,954,920
Cost of shares repurchased	(275,338,922)	(121,308,272)
Repurchase fees	12,265	31,476

Change in Net Assets from capital transactions	$(261,151,657)	$(46,321,876)

Share Transactions:
Issued	967,742	4,713,625
Repurchased	(18,712,366)	(8,001,920)

Change in Shares	(17,744,624)	(3,288,295)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Cash Flows

For the year ended March 31, 2017

Cash flows from operating activities

Net increase in Net Assets resulting from operations	$23,713,187
Adjustments to reconcile net increase in Net Assets resulting from operations to net cash provided by operating activities:
Purchases of Investment Funds	(106,952,744)
Sales of Investment Funds	342,080,994
Purchases of short-term investments, net	(15,957,518)
Net realized (gain)/loss from Investment Fund transactions	4,142,000
Net realized (gain)/loss from affiliated Investment Companies	(1,924)
Net change in unrealized (appreciation)/depreciation on Investment Funds	(33,983,099)
Net change in unrealized (appreciation)/depreciation on affiliated Investment Companies	(352)
Decrease in investments paid in advance	11,750,000
Decrease in prepaid expenses	16,913
Decrease in receivable for Investment Funds sold	35,627,312
Increase in dividend receivable from affiliate	(4,516)
Decrease in Management Fee payable	(70,426)
Increase in Administration Fee payable	7,767
Increase in professional fees payable	11,966
Decrease in other accrued expenses	(9,617)

Net cash provided by operating activities	260,369,943

Cash flows from financing activities

Capital subscriptions, including change in subscriptions received in advance	15,008,000
Capital redemptions, including change in tender offer proceeds payable and repurchase fees	(275,374,271)
Proceeds from loan payable	32,000,000
Repayment of loan payable	(32,000,000)

Net cash used in financing activities	(260,366,271)

Net change in cash and cash equivalents	3,672

Cash at beginning of year	–

Cash at end of year	$3,672

Supplemental disclosure of cash flow information

Cash paid during the year for interest	$39,434

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Financial Highlights

Ratios and other Financial Highlights

	Years Ended March 31,
	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.32	$16.54	$16.34	$16.27	$15.53

Net investment income (loss) (a)	(0.23)	(0.26)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss) from investments	1.15	(1.96)	0.85	1.51	1.58
Repurchase fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net increase (decrease) in Net Assets resulting from operations	0.92	(2.22)	0.58	1.23	1.30

Total distributions	–	–	(0.38)	(1.16)	(0.56)

Net asset value, end of year	$15.24	$14.32	$16.54	$16.34	$16.27

Total return	6.42%	(13.43%)	3.61%	7.67%	8.54%

Ratios to average Net Assets:

Expenses, before waivers	1.63%	1.65%	1.66%	1.70%	1.78%
Expenses, net of waivers	1.61%	1.64%	1.65%	1.70%	1.78%

Net investment income (loss), before waivers	(1.58%)	(1.64%)	(1.66%)	(1.70%)	(1.77%)
Net investment income (loss), net of waivers	(1.56%)	(1.63%)	(1.65%)	(1.70%)	(1.77%)

Portfolio turnover rate	27.70%	31.43%	28.03%	23.04%	12.80%

Net Assets	$274,622,992	$512,061,462	$645,883,743	$481,160,634	$216,182,286

Total return is calculated as the percentage change in value of a theoretical shareholder investment made at the beginning of the period, net of all fees and expenses. A shareholder’s total return may vary based on the timing of capital subscriptions.

The above expense ratios do not include the expenses from the investment funds and affiliated money market funds. However, total returns take into account all expenses.

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017

1. Organization

J.P. Morgan Access Multi-Strategy Fund II (the “Fund”), was organized as a Delaware statutory trust on June 16, 2011 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third party investment advisors:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods and may have lock-up periods of up to two years as of March 31, 2017.

Long/Short Equities – Invests in long and short equity securities that are deemed to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year as of March 31, 2017.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 2-75 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year as of March 31, 2017.

J.P. Morgan Investment Management Inc. (“JPMIM”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”) act as Investment Manager (the “Investment Manager”), and Administrator (the “Administrator”) and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Trustees (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

1. Organization (continued)

corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities.

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is offered to certain tax-exempt and tax-deferred investors. The Fund is neither designed nor intended for U.S. taxable investors and/or non-U.S. persons.

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Net Assets from operations during the reporting period. Actual results could differ from those estimates.

b. Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the year until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in an affiliated money market fund are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated money market mutual funds, as disclosed on the Schedule of Investments, are designated as Level 1.

As of March 31, 2017, Investment Funds with a fair value of $259,223,741 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c. Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to March 31, 2017 but the investment is not effective until April 1, 2017. At March 31, 2017, the Fund made the following commitments to purchase Investment Funds:

Investment Fund	Amount
Two Sigma Spectrum Cayman Fund, Ltd	$3,250,000

Total	$3,250,000

d. Distributions from Investment Funds

Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Investment Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e. Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from an affiliated money market fund, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included in Net change in unrealized appreciation/(depreciation) on the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

f. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and, as a result, bears a portion of the expenses incurred by these Investment Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average Net Assets shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by the Fund as described in Note 3.

g. Income Taxes

The Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to its shareholders all of its distributable net investment income and net realized capital gains on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

The Investment Manager has reviewed the Fund’s tax positions for all open tax years and has determined that as of March 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, Investment Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

h. Dividends and Distributions

Dividends from net investment income and distributions from net realized capital gains are generally declared and paid annually.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

2. Significant Accounting Policies (continued)

h. Dividends and Distributions (continued)

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., gains/losses from the sale of PFICs, and certain distributions), such amounts are reclassified within the components of Net Assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

All of the distributions, if any, to shareholders were from net investment income and were ordinary income for tax purposes.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), shareholders are presumed to have elected to have all net investment income dividends and net realized capital gains distributions, if any, automatically reinvested in shares. Shareholders who affirmatively choose not to participate in the DRIP will receive distributions in cash.

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end net asset value of the Fund, before giving effect to repurchases or Repurchase Fees (as defined in Note 6.), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. Prior to September 1, 2016, the Management Fee was 1.25%. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s net asset value each month. For the year ended March 31, 2017, the Management Fee earned by JPMIM totaled $4,561,303.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 0.85% of the month-end net asset value of the Fund. Prior to September 1, 2016, the Investment Manager paid JPMPI a monthly sub-advisory fee of 1/12 of 1.10% of the month-end net asset value of the Fund.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.15% of the Fund’s month-end net asset value, before giving effect to repurchases or Repurchase Fees, but after giving effect to the Fund’s other expenses. For the year ended March 31, 2017, the Administration Fee earned by JPMIM totaled $608,833.

The Investment Manager, the Sub-Advisor and the Administrator have contractually agreed to waive fees and/or reimburse the Fund, to the extent that total annual operating expenses (excluding acquired fund fees and

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

3. Management Fee, Related Party Transactions and Other (continued)

expenses other than certain money market funds fees as described below, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses) exceed 2.00% on an annualized basis of the Fund’s Net Assets as of the end of each month. This expense limitation agreement is in effect until August 26, 2017. There were no fees waived pursuant to this agreement during the year ended March 31, 2017.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates (affiliated money market funds). Effective August 26, 2016, the Investment Manager and/or Administrator have contractually agreed to, waive fees and/or reimburse expenses an amount sufficient to offset the respective net fees each collects from an affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to August 26, 2016, a portion of the waiver was voluntary. The amount of fees waivers resulting from investments in the money market funds for the year ended March 31, 2017 was $78,665.

Entities may be retained by the Fund to assist in the placement of shares. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing shares through a Placement Agent. The placement fee will be added to a prospective investor’s purchase amount; it will not constitute an investment made by the investor in the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund has adopted a Deferred Compensation Plan for Eligible Trustees (the “Plan”) which allows the Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Line of Credit

The Fund has a line of credit with Credit Suisse International in the amount of $60 million and from time to time may borrow cash under a credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a LIBOR-based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund did not have an outstanding loan balance on this line of credit as of March 31, 2017. This agreement terminates on May 31, 2017.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

4. Line of Credit (continued)

During the year ended March 31, 2017, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense	Number of Days Borrowings Were Outstanding	Credit Facility Fee**

$27,000,000	2.50%	$39,434 §	21	$349,624 §

*	For the days borrowings were outstanding.

**	For the fiscal year ended March 31, 2017.
§	Interest expense and credit facility fees incurred for the year ended March 31, 2017 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments. Cash collateral posted by the Fund is invested in an affiliated money market fund and reported on the Statement of Assets and Liabilities as Investment in affiliate-restricted, at fair value.

At a meeting held in May 2017, the Board approved the renewal of the line of credit until May 30, 2018 and reduction of the line of credit to $40 million, effective May 31, 2017.

5. Security Transactions

Aggregate purchases and sales of Investment Funds for the year ended March 31, 2017 amounted to $106,952,744 and $342,080,994, respectively.

6. Subscriptions and Redemptions to Shareholders

Generally, initial and additional subscriptions for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Shares in the Fund. The initial acceptance for subscriptions for Shares was September 30, 2011 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts subscriptions for Shares as of the first day of each month at the Fund’s then current NAV. At March 31, 2017, the Fund received $1,690,000 in subscription proceeds in advance of the April 1, 2017 subscription date. This amount is included in the Statement of Assets and Liabilities.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Shares from shareholders of up to 25% of the Fund’s Net Assets quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 25%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of shareholders’

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

6. Subscriptions and Redemptions to Shareholders (continued)

Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of its Shares. For the year ended March 31, 2017, the Fund earned Repurchase Fees of $12,265 which is included on the Statements of Changes in Net Assets.

7. Federal Income Tax Matters

The Fund has a tax year end of October 31. The cost of investment securities and components of net assets on a tax basis presented below have been estimated as of March 31, 2017, the Fund’s fiscal year end. The actual cost of investment securities and components of net assets on a tax basis may be different as of October 31, 2017, the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income or loss and net realized gain or loss for the entire tax year (November 1, 2016 through October 31, 2017).

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at March 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$ 287,895,026	$ -	$ (4,741,345)	$ (4,741,345)

The difference between book and tax basis appreciation (depreciation) on investments is primarily PFIC mark-to-market adjustments.

The Fund did not make any distributions during the fiscal year ended March 31, 2017 or March 31, 2016.

At March 31, 2017, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income*	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)*	Unrealized Appreciation (Depreciation)

$ -	$ (36,416,489)	$ (4,741,345)

*Subject to change based on the Fund’s results through its tax year end of October 31, 2017.

The cumulative timing differences consist of PFIC mark-to-market adjustments and late year ordinary loss deferrals.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

7. Federal Income Tax Matters (continued)

As of October 31, 2016, the Fund had short-term capital loss carryforwards of $2,826,787 and net long-term capital loss carryforwards of $29,913,309. As of March 31, 2017 the Fund had estimated net short-term capital loss carryforwards of $2,826,669 and net long-term capital loss carryforwards of $33,589,820. Capital loss carry forwards are carried forward indefinitely, and retain their character as short-term and/or long-term losses.

Late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the tax year ended October 31, 2016, the Fund deferred to November 1, 2016 late year ordinary losses of $6,431,000. For the period ended March 31, 2017, the Fund is estimated to defer $1,111,838 of late year ordinary losses to November 1, 2017. This amount is subject to change based on the Fund’s results through its tax year end of October 31, 2017.

The following amounts were reclassified within the capital accounts:

Paid in Capital	Accumulated undistributed/(distributed in excess of) net investment income	Accumulated net realized loss on Investments

$ 11,775,319	$ 7,917,647	$ (19,692,966)

The reclassifications for the Fund relate primarily to investments in PFICs and net operating losses.

8. Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

8. Risk Exposure (continued)

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause shareholders to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Concentrations

As of March 31, 2017, an affiliate of the Investment Manager managed their client’s holdings in the Fund, which collectively represented all of the Fund’s net assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2017 (continued)

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. At this time, management is currently assessing the anticipated impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

The business of the Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the operating agreement and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Trustees and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1) (2)	Other Directorships Held by Trustee
Independent Trustees
John F. Finn (1947); Trustee since 2011.	Chairman (1985—present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974—present).	153

Director, Greif, Inc. (GEF) (industrial package products and services) (2007—present); Trustee, Columbus Association for Performing Arts; (1988— present); Director, Cardinal Health, Inc (CAH) (1994— 2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee since 2011.	Chancellor Emeritus, City University of New York (2015—present); Professor, City University of New York (2013— present); Chancellor, City University of New York (1999—2013); President, Adelphi University (New York) (1998—1999).	153	Trustee, Museum of Jewish Heritage (2011—present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).
Dennis P. Harrington (1950); Trustee since 2017.	Retired; Partner, Deloitte LLP (1984— 2012).	153	None
Frankie D. Hughes (1952); Trustee since 2011.	President, Ashland Hughes Properties (Property Management) (2014— present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993—2014).	153	Trustee, The Victory Portfolios (2000—2008) (Investment Companies).
Raymond Kannar (19); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007—2016).	153	Director, Emerging Markets Growth Fund (1997—2016); Acting Executive Director, 2016—17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016—17; Advisory Board Member, Betterment for Business (2016— present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013—present) (index creator); Member, Russell Index Client Advisory Board (2001— 2015).
Peter C. Marshall (1942); Trustee since 2011.	Self—employed business consultant (2002—present).	153	None.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1) (2)	Other Directorships Held by Trustee
Mary E. Martinez (1960); Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010—Present); Managing Director, Bank of America (Asset Management) (2007—2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003— 2007); President, Excelsior Funds (registered investment companies) (2004—2005).	153	None.
Marilyn McCoy* (1948); Trustee since 2011.	Vice President of Administration and Planning, Northwestern University (1985—present).	153	None.
Mitchell M. Merin (1953); Trustee since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998—2005).	153	Director, Sun Life Financial (SLF) (2007—2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002—2010).
Dr. Robert A. Oden, Jr. (1946); Trustee since 2011.	Retired; President, Carleton College (2002—2010); President, Kenyon College (1995—2002).	153	Chairman, Dartmouth— Hitchcock Medical Center (2011—present); Trustee, American Schools of Oriental Research (2011—present); Trustee, American University in Cairo (1999—2014); Trustee, American Museum of Fly Fishing (2013—present)
Marian U. Pardo** (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007—present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003—2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not—for—profit supporting philanthropic and cultural programs) (2006—present).
Frederick W. Ruebeck (1939); Trustee since 2011.	Consultant (2000—present); Advisor, JP Greene & Associates, LLC (broker— dealer) (2000—2009); Chief Investment Officer, Wabash College (2004—2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988— 1999).	153	Trustee, Wabash College (1988—present); Chairman, Indianapolis Symphony Foundation (1994—present).
James J. Schonbachler (1943); Trustee since 2011.	Retired; Managing Director of Bankers Trust Company (financial services) (1968—1998).	153	None.

(1)	Each Trustee serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund (since)	Principal Occupation(s) During the Past 5 Years

Officers
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)
Laura M. Del Prato (1964,) Treasurer and Principal Financial Officer (2015) **

Managing Director, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012 – 2013); Partner (2004-2012) and various other titles (1990 – 2004) at KPMG, LLP.

Frank J. Nasta (1964); Secretary (2011)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.
Stephen M. Ungerman (1953); Chief Compliance Officer (2011)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Jessica K. Ditullio (1962); Assistant Secretary (2011) **	Executive Director and Assistant General Counsel, JPMorgan Chase; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975); Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase; Mr. Fitzgerald has been with JP Morgan Chase since 2005.
Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963); Assistant Treasurer (2011) *	Vice President, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.
Lauren A. Paino (1973), Assistant Treasurer (2015) *

Treasurer and Principal Financial Officer of the Fund from 2013 to 2014; Executive Director, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director of Operations & Investor Relations at Credit Suisse Alternative Investments (2005 – 2013).

Matthew J. Plastina (1970); Assistant Treasurer (2011) *

Executive Director, J.P. Morgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; formerly Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2017; Vice President, JPMorgan Funds Management, Inc. from August 2012 to January 2017; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.
*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number and account balances
▪ transaction history and account transactions
▪ checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
▪ open an account or provide contact information
▪ give us your account information or pay us by check
▪ make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
▪ sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
▪ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Access Multi-Strategy Fund II

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Automatic Dividend Reinvestment Plan (“DRIP”)

Pursuant to the DRIP, each Shareholder will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically notifies the Fund of its election to receive income dividends and/or capital gain distributions in cash at least 121 days before the last business day of the calendar year, or if the ex dividend date differs from the last business day, such other day that is the ex dividend date of such distribution. An election in writing to receive income dividends and/or capital gain distributions in cash received by the Fund 120 days or less before the ex dividend date of any dividend and/or distribution will apply to subsequent dividends and/or distributions that are paid at least 121 days after receipt of such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Schonbachler is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,580 for 2016 and $78,270 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $19,202 for 2016 and $0 for 2017. Audit-related fees consist of semi-annual financial statement reviews during the Registrant’s fiscal year.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,640 for 2016 and $17,055 for 2017.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2015 and October 31, 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2017 – Not Applicable

2016 – Not Applicable

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant disclosed below.

The aggregate non-audit fees billed by the independent registered public accounting fimr for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016--$28.3 million

2015--$29.2 million

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment               Companies.

The Proxy Voting Policies are attached herewith.

J.P. Morgan Private Investments Inc.

Proxy Voting Policies and Procedures

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

This section is applicable to JPMPI in its capacity to provide investment advice and/or administrative functions to the Private Funds.

1.         Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer’s investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund’s vote on the action. In cases where the Private Fund’s investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund’s interest in the issuer based on the percentage of votes JPMPI received from the Private Fund’s investors or (ii) cast votes for the Private Fund’s entire interest in the issuer based on the votes JPMPI received from the Private Fund’s investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

2.        Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI’s President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund’s best interests. JPMPI’s fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund’s account and thereby providing the greatest possible return to investors’ investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client’s best interests.

This section is applicable to JPMPI in its capacity as a sub-advisor to the RICs.

●

JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI’s obligation to vote proxies in the best interests of the client.

●	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.
●

It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

●

To assist JPMPI’s investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

●

To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

●

The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

●

JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services’ recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

●

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

●

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services’ voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

●

If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

●

An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

●	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.

●	The Compliance Department verifies that JPMPI’s ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.
●	JPMPI’s clients can obtain voting records for their portfolio(s).
●

Following a request from a client to their Client Service Manager, JPMPI’s clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI’s Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI’s Proxy Voting Guidelines.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The Fund’s portfolio manager is Georgiy Zhikharev. The portfolio manager determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. Mr. Zhikharev is a Managing Director and Global Head of Portfolio Construction at J.P. Morgan Private Bank in New York and is a member of the J.P. Morgan Private Bank’s Global Investment Committee, and Hedge Fund Advisory Council. Mr. Zhikharev has been with J.P. Morgan for 14 years. Prior to his current role he was the Global Head of Quantitative Research and Analytics for the Global Markets Strategy Team, spent five years as the Portfolio Manager for the Global Access Hedge Fund Portfolios and the Risk Officer for the Global Access Team overseeing quantitative risk analytics and research, and evaluating the risk impact of portfolio trades. He holds a master’s degree in Business Administration with a concentration in Finance from DePaul University in Chicago. He also holds a Ph.D.-equivalent degree in Economics from the Kazan State University, Russia. Additionally, Mr. Zhikharev holds a Financial Risk Manager (FRM) designation from the Global Association of Risk Professionals. Mr. Zhikharev has been a portfolio manager of the Fund since 2014.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2017:

Non-Performance Based Fee Advisory Accounts ($000’s)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Georgiy Zhikharev	1	$925	12	$1,384	0	$0

Performance Based Fee Advisory Accounts

($000’s)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Georgiy Zhikharev	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

(a)(4)    Disclosure of Securities Ownership

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Georgiy Zhikharev	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund II

By (Signature and Title)*	/s/ Brian S. Shlissel
Brian S. Shlissel, Principal Executive Officer
(principal executive officer)

Date	6/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian S. Shlissel
Brian S. Shlissel, Principal Executive Officer
(principal executive officer)

Date	6/2/2017

By (Signature and Title)*	/s/ Laura M. Del Prato
Laura M. Del Prato, Principal Financial Officer
(principal financial officer)

Date	6/2/2017

*	Print the name and title of each signing officer under his or her signature.